                               AMENDMENT NO. 18

                                      TO

                             AMENDED AND RESTATED
                         MASTER DISTRIBUTION AGREEMENT
                               (CLASS B SHARES)

   The Amended and Restated Master Distribution Agreement (Class B Shares) (the "Agreement") made as of the 18th day of August, 2003, by and between each registered investment company set forth on Schedule A-1 and Schedule A-2 to the Agreement (each individually referred to as the "Fund", or collectively, the "Funds"), severally, on behalf of each of its series of common stock or beneficial interest, as the case may be, set forth on Schedule A-1 and Schedule A-2 to the Agreement (each, a "Portfolio"), with respect to the Class B Shares (the "Shares") of each Portfolio, and A I M DISTRIBUTORS, INC., a Delaware corporation (the "Distributor"), is hereby amended as follows:

   WHEREAS, the parties desire to amend the Agreement to reflect the addition of AIM China Fund, AIM International Bond Fund, AIM Japan Fund, AIM Structured Core Fund, AIM Structured Growth Fund and AIM Structured Value Fund;

   NOW, THEREFORE, Schedule A-1 and Schedule A-2 to the Agreement are hereby deleted in their entirety and replaced with Schedule A-1 and Schedule A-2 attached to this amendment.

   All other terms and provisions of the Agreement not amended hereby shall remain in full force and effect.

Dated: March 31, 2006

                                           Each FUND listed on Schedule A-1 on
                                           behalf ofthe Shares of each
                                           Portfolio listed on Schedule A-1

                                           By:    /s/ Robert H. Graham
                                                  -----------------------------
                                           Name:  Robert H. Graham
                                           Title: President

                                           Each FUND listed on Schedule A-2 on
                                           behalf ofthe Shares of each
                                           Portfolio listed on Schedule A-2

                                           By:    /s/ Robert H. Graham
                                                  -----------------------------
                                           Name:  Robert H. Graham
                                           Title: President

                                           A I M DISTRIBUTORS, INC.

                                           By:    /s/ Gene Needles
                                                  -----------------------------
                                           Name:  Gene Needles
                                           Title: President

                                 "SCHEDULE A-1
                                      TO
                             AMENDED AND RESTATED
                         MASTER DISTRIBUTION AGREEMENT
                               (CLASS B SHARES)

   AIM EQUITY FUNDS

   Portfolios

   AIM Capital Development Fund
   AIM Charter Fund
   AIM Constellation Fund
   AIM Diversified Dividend Fund
   AIM Large Cap Basic Value Fund
   AIM Large Cap Growth Fund
   AIM Mid Cap Growth Fund
   AIM Select Basic Value Fund

   AIM FUNDS GROUP

   Portfolios

   AIM Basic Balanced Fund
   AIM European Small Company Fund
   AIM Global Value Fund
   AIM International Small Company Fund
   AIM Mid Cap Basic Value Fund
   AIM Premier Equity Fund
   AIM Select Equity Fund
   AIM Small Cap Equity Fund

   AIM GROWTH SERIES

   Portfolios

   AIM Basic Value Fund
   AIM Conservative Allocation Fund
   AIM Global Equity Fund
   AIM Growth Allocation Fund
   AIM Income Allocation Fund
   AIM International Allocation Fund
   AIM Mid Cap Core Equity Fund
   AIM Moderate Allocation Fund
   AIM Moderate Growth Allocation Fund
   AIM Moderately Conservative Allocation Fund
   AIM Small Cap Growth Fund

   AIM INTERNATIONAL MUTUAL FUNDS

   Portfolios

   AIM Asia Pacific Growth Fund
   AIM European Growth Fund

   AIM Global Aggressive Growth Fund
   AIM Global Growth Fund
   AIM International Core Equity Fund
   AIM International Growth Fund

   AIM INVESTMENT FUNDS

   Portfolios

   AIM China Fund
   AIM Developing Markets Fund
   AIM Global Health Care Fund
   AIM International Bond Fund
   AIM Japan Fund
   AIM Trimark Fund
   AIM Trimark Endeavor Fund
   AIM Trimark Small Companies Fund

   AIM INVESTMENT SECURITIES FUNDS

   Portfolios

   AIM Global Real Estate Fund
   AIM High Yield Fund
   AIM Income Fund
   AIM Intermediate Government Fund
   AIM Money Market Fund
   AIM Municipal Bond Fund
   AIM Real Estate Fund
   AIM Total Return Bond Fund

   AIM SPECIAL OPPORTUNITIES FUNDS

   Portfolios

   AIM Opportunities I Fund
   AIM Opportunities II Fund
   AIM Opportunities III Fund

   AIM SUMMIT FUND

   AIM TAX-EXEMPT FUNDS

   Portfolio

   AIM High Income Municipal Fund"

                                 "SCHEDULE A-2
                                      TO
                             AMENDED AND RESTATED
                         MASTER DISTRIBUTION AGREEMENT
                               (CLASS B SHARES)

   AIM COUNSELOR SERIES TRUST

   Portfolios

   AIM Advantage Health Sciences Fund
   AIM Multi-Sector Fund
   AIM Structured Core Fund
   AIM Structured Growth Fund
   AIM Structured Value Fund

   AIM SECTOR FUNDS

   Portfolios

   AIM Energy Fund
   AIM Financial Services Fund
   AIM Gold & Precious Metals Fund
   AIM Leisure Fund
   AIM Technology Fund
   AIM Utilities Fund

   AIM STOCK FUNDS

   AIM Dynamics Fund
   AIM Small Company Growth Fund"